EXHIBIT 99.6

                               TAG-ALONG AGREEMENT


         TAG-ALONG AGREEMENT, dated as of November 13, 1998, by and among APOLLO INVESTMENT FUND IV, L.P., a Delaware limited partnership ("AIF IV"), APOLLO OVERSEAS PARTNERS IV, L.P., a Cayman Islands limited partnership ("AOP IV", and together with AIF IV, and including their respective successors and permitted assigns, the "Purchasers"), CD RADIO INC., a Delaware corporation (the "Company") and DAVID MARGOLESE (the "Stockholder").

         WHEREAS, concurrently herewith, the Purchasers and the Company are entering into a Stock Purchase Agreement pursuant to which the Company will issue to the Purchasers shares of one or more series of preferred stock of the Company having an aggregate liquidation preference of up to $200,000,000 (the "Purchase Agreement"); capitalized terms used in this agreement and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement;

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and as an inducement to the Purchasers to enter into the Purchase Agreement, the parties hereto agree as follows:

         Section 1. Tag-Along Right. During the Tag-Along Period (as defined in
Section 5), in the event the Margolese Sellers (or any of them) propose to make a Tag-Along Sale (as defined in Section 5), each of the Purchasers shall have the right to participate (a "Tag-Along Right") in such sale with respect to any shares of Common Stock (including shares obtainable upon the conversion of shares of Series A Preferred Stock and Series B Preferred Stock) held by them, on a pro rata basis (based on the ratio of the aggregate number of shares of Common Stock (or Common Stock equivalents) to be sold by Margolese Sellers (as defined in Section 5) to the aggregate number of shares of Common Stock beneficially owned by the Margolese Sellers participating in such sale immediately prior to such sale), for the greatest consideration per share of Common Stock and otherwise on the best terms by which any Margolese Seller sells its shares of Common Stock (or Common Stock equivalent).

         Section 2. Notice and Procedure for Public Offerings. In the case of a Tag-Along Sale involving registration under the Securities Act of 1933, as amended (the "Securities Act"), by the Company of the Margolese Shares to be sold in the Tag-Along Sale, then if circumstances occur which give rise to the Tag-Along Right, the Purchasers shall have the right to participate therein as provided for in Sections 9.2 through 9.7 of the Purchase Agreement (without regard to the amount of time that that shall have elapsed from the Closing Date to the proposed date of the Tag-Along Sale); provided, however, that in the event the number of shares to be underwritten in any such offering is limited or "cut-back" pursuant to Section 9.2(b) of the Purchase Agreement, the parties hereto agree that the Margolese Sellers and the Purchasers shall be cut-back proportionally to preserve the ratio of (x) the number of shares of Common Stock (or Common Stock equivalents) the Margolese Sellers desire to have included in such sale over (y) the number of shares the Purchasers desire to have included in such sale (the "Relative Ratio"), and each of the Margolese
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Sellers agree to voluntarily reduce the number of Margolese Shares to be included in such registration in order to preserve the Relative Ratio.

         Section 3. Notice and Procedure for Private Transactions. In the case of a Tag-Along Sale that does not involve registration under the Securities Act by the Company of the Margolese Shares to be sold in the Tag-Along Sale, then if circumstances occur which give rise to the Tag-Along Right, the participating Margolese Sellers shall give written notice to each of the Purchasers not less than 20 days prior to such proposed sale providing a summary of the terms of the proposed sale to the buyer and advising each such Purchaser of their Tag-Along Rights. Each Purchaser may exercise its Tag-Along Right (each, an "Apollo Tagging Stockholder") by written notice to any of the Margolese Sellers participating in the Tag-Along Sale stating the number of shares of Common Stock that it wishes to sell. If the prospective purchaser or purchasers of the shares to be sold in such Tag-Along Sale declines to purchase the aggregate number of shares sought to be sold by the participating Margolese Sellers and participating Purchasers, the Margolese Sellers and the Purchasers agree to reduce the number of shares of each participating party to be included in such sale on a proportionate basis that preserves the Relative Ratio. If an Apollo Tagging Stockholder gives written notice indicating that such Apollo Tagging Stockholder wishes to sell shares in the Tag-Along Sale, such Apollo Tagging Stockholder shall be obligated to sell that number of shares specified in such Apollo Tagging Stockholder's written acceptance notice (as such number may be reduced pursuant to the immediately preceding sentence) for the greatest consideration and upon the best terms by which any Margolese Seller is selling to the buyer, such obligation to be conditioned upon and contemporaneous with completion of the transaction of purchase and sale with the buyer and, if any Apollo Tagging Stockholder intends to sell shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock, upon the Company satisfying its conversion obligations with respect thereto (as set forth in the certificate of designations relating to the relevant series of preferred stock).

         Section 4. Effectiveness and Termination. This Agreement shall terminate automatically after the later of (1) the expiration of the Tag-Along Period and (2) the first date after which the Stockholder, each Permitted Transferee (as defined in Section 5) and the Company shall have satisfied and fulfilled any and all of their respective obligations arising hereunder (including any obligations arising under the Purchase Agreement as a result of this Agreement) prior to the expiration of the Tag-Along Period. In the event the Purchase Agreement is terminated in accordance with its terms prior to the Closing Date, this Agreement shall automatically terminate and be of no further force or effect. Upon any such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

         Section 5. Definitions. (a) The term "Tag Along Sale" means the sale or disposition, directly or indirectly, by David Margolese, any Permitted Transferee of David Margolese, or any Person having power to sell or dispose of Margolese Shares (or any of them) (collectively, "Margolese Sellers"), in one or more transactions (other than a transfer from a Margolese Seller to a Permitted Transferee) of any Margolese Shares if (i) immediately

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following such sale the Margolese Sellers collectively would have sold in the aggregate from the date hereof 800,000 or more shares of Common Stock (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events), and (ii) the number of shares of Common Stock proposed to be sold or disposed of in the Tag-Along Sale in the aggregate by the Margolese Sellers is equal to or greater than 80,000 (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events).

         (b) The term "Margolese Shares" means all shares of Common Stock beneficially owned at any time by David Margolese and any Permitted Transferee of David Margolese.

         (c) The term "Permitted Transferees" means any of the following who, prior to receiving, accepting or acquiring any shares of Common Stock (or any options, warrants or other securities convertible into shares of Common Stock) from David Margolese or any other Permitted Transferee, agrees in writing to be bound by and to be a "Permitted Transferee" pursuant to this Agreement: (1) the spouse, parents, children, grandchildren or siblings of David Margolese, (2) a trust or similar entity of David Margolese, the beneficiaries of which, include only David Margolese and any of David Margolese's spouse, parents, children or grandchildren or (3) a charitable trust or similar entity of David Margolese established for charitable or educational purposes with respect to which David Margolese has the power to direct the voting and/or disposition of any shares of Common Stock transferred to or acquired by such trust or similar entity.

         (d) The term "Tag-Along Period" means the period from the Closing Date to the earlier of (i) the first date on which the Purchasers beneficially own less than 2,000,000 shares of Common Stock in the aggregate (as such number may be adjusted for stock splits, dividends paid in Common Stock, reclassifications of the Common Stock, and other similar events), and (ii) the date that is six months from the first date after nationwide commercial introduction of the Company's service as described in the SEC Reports (as defined in the Purchase Agreement) filed as of the date of this Agreement, including the following: (1) the service is available for subscription on a nationwide, non-test basis, (2) satellite signals carrying the Company's programming can be received nationwide, and (3) radios and/or adaptors to existing radios capable of receiving the Company's satellite signals are available for purchase on a nationwide basis.

         (e) A person "beneficially owns" any shares of any security with respect to which such person would be a beneficial owner pursuant to Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended; provided, however, that for purposes of this Agreement, the Stockholder shall not be deemed to beneficially own any shares solely by virtue of his power to vote or direct the voting thereof pursuant to that certain Voting Trust Agreement, dated August 26, 1997, by and among Darlene Friedland, as Grantor, David Margolese, as Trustee, and the Company.

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         Section 6. Authority; Binding Effect. (a) Each party hereto hereby represents and warrants to each other party hereto that:

         (b) such party has full power and authority to enter into, execute and deliver and perform his obligations under this Agreement and to make the representations and warranties made herein and, in the case of any party that is not a natural person, no further corporate or trust action or approval is required in connection herewith;

         (c) Assuming due execution and delivery by each other party hereto, this Agreement constitutes the valid and binding agreement of such party, enforceable against such party in accordance with its terms.

         Section 7. Miscellaneous. (a) Notices, Etc. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery or sent by reputable overnight courier, on the first business day following the date of such mailing, as follows:

                  If to the Purchasers:

                        c/o Apollo Management, L.P.
                        1301 Avenue of the Americas, 38th Floor
                        New York, NY  10019
                        Attention: Marc J. Rowan
                        Telecopy: (212) 261-4071

                        with a copy to:

                        Wachtell, Lipton, Rosen & Katz
                        51 West 52nd Street
                        New York, New York  10019
                        Attn: David A. Katz, Esq.
                        Telecopy: (212) 403-2000

                  If to the Stockholder:

                        David Margolese
                        CD Radio Inc.
                        1180 Avenue of the Americas
                        14th Floor
                        New York, New York  10036
                        Telecopy: (212) 899-5036

                        with a copy to:

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                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, New York 10019
                        Attn: Mitchell S. Fishman
                        Telecopy: (212) 757-3990

                  If to the Company:

                        CD Radio Inc.
                        1180 Avenue of the Americas
                        14th Floor
                        New York, New York  10036
                        Attn: Patrick Donnelly, Esq.
                        Telecopy: (212) 899-5036

                        with a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, New York 10019
                        Attn: Mitchell S. Fishman, Esq.
                        Telecopy: (212) 757-3990

or to such other address as such party shall have designated by notice received by each other party.

         (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or, except as expressly set forth in Section 4, terminated, except by an instrument in writing signed by each party hereto.

         (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties, except that the Purchasers may make any assignment permitted by the Purchase Agreement without any additional written consent of any other party hereto.

         (d) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

         (e) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflict of law thereof.

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         (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         (g) Entire Agreement. As among the Purchasers and the Company, this Agreement, together with the Purchase Agreement and the schedules and exhibits thereto, constitutes the entire agreement with respect to the subject matter contained herein and therein; as among the Purchasers and the Stockholder, this Agreement, together with the that certain Voting Agreement, dated as of November 13, 1998 the exhibits and annexes thereto, constitutes the entire agreement with respect to the subject matter contained herein and therein.

                            (Signature page follows)

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                              APOLLO INVESTMENT FUND IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By: /s/ Andrew Africk
                                      ---------------------
                                      Name:  Andrew Africk
                                      Title: Vice President


                              APOLLO OVERSEAS PARTNERS IV, L.P.

                              By: Apollo Advisors, IV, L.P., its general partner

                                  By: Apollo Capital Management IV, Inc., its
                                      general partner

                                      By: /s/ Andrew Africk
                                      ---------------------
                                      Name:  Andrew Africk
                                      Title: Vice President


                              CD RADIO INC.


                              /s/ Patrick L. Donnelly
                              -----------------------
                              Name:  Patrick L. Donnelly
                              Title: Executive Vice President and
                                     General Counsel


                              /s/ David Margolese
                              -------------------
                              DAVID MARGOLESE


                     [Signature Page to Tag-Along Agreement]

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